Securities And Exchange Commission
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
Manhattan Associates, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)
2300 Windy Ridge Parkway, Suite 700, Atlanta, Georgia
30339
(Address of Principal Executive Offices)
(Zip Code)
(770) 955-7070
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This Form 8-K/A amends Registrant’s previously filed Form 8-K, which was dated and filed on September 6, 2005. This document includes the financial statements and pro forma financial information that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

     On September 6, 2005, Manhattan Associates, Inc. (NASDAQ: MANH), a Georgia corporation (the “Company” or “Manhattan”), filed a Current Report on Form 8-K with the Securities and Exchange Commission that included information under Item 2.01 thereof reporting that the Company had completed its acquisition of Evant, Inc., a California corporation. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file or furnish, as applicable, the required financial information by amendment. This Form 8-K/A is being filed to provide the required financial information.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The following audited consolidated financial statements for Evant, Inc. are attached hereto as Exhibit 99.1:
Independent Auditors’ Report
Consolidated Balance Sheet as of December 31, 2004
Consolidated Statement of Operations for the year ended December 31, 2004
Consolidated Statement of Cash Flows for the year ended December 31, 2004
Notes to Consolidated Financial Statements
     The following unaudited consolidated financial statements for Evant, Inc. are attached hereto as Exhibit 99.2:
Consolidated Balance Sheet as of June 30, 2005
Consolidated Statements of Operations for the six months ended June 30, 2005 and 2004
Consolidated Statements of Cash Flows for the six months ended June 30, 2005 and 2004
Notes to Consolidated Financial Statements
     (b) Pro forma Financial Information.
     The following unaudited pro forma condensed combined financial statements for the Company are attached hereto as Exhibit 99.3:
Unaudited Condensed Combined Balance Sheet as of June 30, 2005
Unaudited Condensed Combined Statement of Operations for the six months ended June 30, 2005
Unaudited Condensed Combined Statement of Operations for the year ended December 31, 2004
Notes to Unaudited Pro Forma Financial Information
     (d) Exhibits.
     The following exhibits are furnished in accordance with Item 601 of Regulation S-K:
2.1	Agreement and Plan of Merger, by and among Manhattan Associates, Inc., Madison Acquisition Corp., Evant, Inc. and Ted Schlein, as Shareholder Representative, dated August 10, 2005. (Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.2	Voting Agreement, by and between Manhattan Associates, Inc. and the shareholders of Evant, Inc., dated August 10, 2005. (Incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.3	Amendment Number 1 to Agreement and Plan of Merger, by and among Evant, Inc., Manhattan Associates, Inc., Madison Acquisition Corp. and Ted Schlein, as Shareholder Representative, dated as of August 15, 2005. (Incorporated by reference to Exhibit 2.3 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1	Financial Statements of Business Acquired for the year ended December 31, 2004.

99.2	Financial Statements of Business Acquired for the six months ended June 30, 2004 and 2005 (Unaudited).

99.3	Pro Forma Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manhattan Associates, Inc.
By:	/s/ Steven R. Norton
Steven R. Norton
Senior Vice President and Chief Financial Officer

Dated: November 14, 2005

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1	Financial Statements of Business Acquired for the year ended December 31, 2004.

99.2	Financial Statements of Business Acquired for the six months ended June 30, 2004 and 2005 (Unaudited).

99.3	Pro Forma Financial Information.